Exhibit (j)(2)







               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectuses and "Auditors" in the Statement of Additional Information and the incorporation by reference in this Post-Effective Amendment Number 58 to the Registration Statement (Form N-1A)(No. 33-00488/811-04416) of Armada Funds of our reports dated July 6, 2001, included in the 2001 Annual Reports to shareholders.

                                                          /s/ Ernst & Young LLP
                                                          ---------------------
                                                          Ernst & Young LLP

Philadelphia, Pennsylvania
September 26, 2001